Earnings per share (Q3)	9 Months Ended
Sep. 30, 2017
Earnings Per Share [Abstract]
Earnings per share
Note 5 - Earnings per share

Basic EPS is computed using the weighted-average number of common shares outstanding during the period. Diluted EPS is computed in the same manner as basic EPS, but adds the number of additional common shares that would have been outstanding for the period if the dilutive potential common shares had been issued. All shares are calculated under the “treasury stock” method. Following is the reconciliation between the number of weighted-average shares used in the basic and diluted EPS calculations:

	Three Months Ended September 30,		Nine Months Ended September 30,
(in millions)	2017	2016	2017	2016
Weighted-average number of common shares outstanding during the period—basic	571.8	622.6	585.1	632.9
Dilutive common stock equivalents:(1)
Outstanding stock options, restricted stock units and executive deferred compensation units	2.9	4.5	3.3	4.5
Weighted-average number of common shares outstanding during the period—diluted	574.7	627.1	588.4	637.4
(1)
Excludes equity award shares of 9.2 million and 8.6 million for the three months ended September 30, 2017 and 2016, respectively, and 9.2 million and 7.8 million for the nine months ended September 30, 2017 and 2016, respectively. These shares were excluded because the effect is anti-dilutive.